================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                September 4, 2001
                Date of Report (Date of earliest event reported)


                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)

         Cayman Islands                   1-10809                 98-0191089
(State or other jurisdiction of   (Commission file number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

              XL House, One Bermudiana Road, Hamilton, Bermuda HM11
                    (Address of principal executive offices)

                                 (441) 292-8515
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



================================================================================

Item 5.   Other events.


On September 4, 2001, XL Capital Ltd issued the press releases attached as Exhibits 99 (a) and (b) and incorporated by reference herein.


Item 7.   Financial Statements and Exhibits.


     (c) Exhibits. The following exhibits are filed herewith:

         Exhibit No.             Description

     99(a) Press Release ("XL Capital Announces Plans to Issue Zero-Coupon
          Convertible Debentures and Place Long-Term Debt") dated September 4, 2001.

     99(b) Press Release ("XL Capital Prices Zero-Coupon Convertible
          Debentures") dated September 4, 2001.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 5, 2001


                              XL CAPITAL LTD


                              By:    /s/ Paul S. Giordano
                                     ------------------------------------------
                                     Name:  Paul S. Giordano
                                     Title:  Executive Vice President and
                                     General Counsel and Secretary

                                              Exhibit 99(a)

                                              XL Capital Ltd

                                              XL House
                                              One Bermudiana Road
                                              Hamilton HM 11
                                              Bermuda

                                              Phone: (441) 292-8515
                                              Fax:     (441) 292-5280
NEWS RELEASE


IMMEDIATE



Contact:  Gavin R. Arton                     Roger R. Scotton
          Investor Relations                  Media Relations
          441-294-7104                        441-294-7165


                       XL CAPITAL ANNOUNCES PLANS TO ISSUE
                       ZERO-COUPON CONVERTIBLE DEBENTURES
                            AND PLACE LONG-TERM DEBT


HAMILTON, Bermuda (September 4, 2001) - XL Capital Ltd ("XL") (NYSE: XL) announced today that it has commenced an offering of its 20-year zero-coupon convertible senior debentures due 2021 which are being issued in a private offering. The initial purchaser of the convertible debentures will have an option to purchase additional convertible debentures to cover over-allotments.

XL expects to use the net proceeds of the offering of the convertible debentures to fund its purchase of XL ordinary shares and for general corporate purposes, which may include the repayment of a portion of its outstanding indebtedness, acquisitions and additional share pur-chases.

XL also intends to place up to approximately $500 million of long-term debt. XL expects to use the net proceeds of the placement of the long-term debt for general corporate purposes, which may include the repayment of a portion of its outstanding indebtedness, acquisitions and additional purchases of outstanding ordinary shares. Any such additional purchases from the proceeds of the convertible debentures or the long-term debt will be determined based upon prevailing market conditions.

XL Capital Ltd, through its operating subsidiaries, is a leading provider of insurance and reinsurance coverages and financial products to industrial, commercial and professional service firms, insurance companies, and other enterprises on a worldwide basis. As at June 30, 2001, XL had consolidated assets of approximately $18.7 billion and consolidated shareholders' equity of approximately $5.7 billion. More information about XL is available on www.xlcapital.com.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any of the convertible debentures or any other securities, nor will there be any sale of the convertible debentures or any other securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The convertible debentures will be issued in reliance on the exemption from the registration requirements provided by Rule 144A. None of the convertible debentures, the underlying ordinary shares or the long-term debt have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

This press release may contain forward-looking statements which involve inherent risks and uncertainties. Statements that are not historical facts, including statements about XL's beliefs, plans or expectations, are forward-looking statements. These statements are based on current plans, estimates and expectations. Actual results may differ materially from those projected in such forward-looking statements and therefore you should not place undue reliance on them. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements is set forth in XL's most re-cent report on Form 10-K and XL's other documents on file with the Securities and Exchange Commission. XL undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.


                                      # # #

                                                    Exhibit 99(b)

                                                   XL Capital Ltd
                                                         XL House
                                              One Bermudiana Road
                                           Hamilton HM 11 Bermuda
                                            Phone: (441) 292-8515
                                              Fax: (441) 292-5280

NEWS RELEASE

IMMEDIATE

Contact:        Gavin R. Arton                     Roger R. Scotton
                Investor Relations                 Media Relations
                441-294-7104                       441-294-7165


                                XL CAPITAL PRICES
                       ZERO-COUPON CONVERTIBLE DEBENTURES


HAMILTON, Bermuda (September 4, 2001) - XL Capital Ltd ("XL") (NYSE: XL) announced today that it has agreed to sell its 20-year zero-coupon convertible senior debentures due 2021 which are being issued in a private offering that will result in net proceeds of approximately $250 million. The convertible debentures will be convertible into XL ordinary shares at an initial conversion price of $107.07 and will carry a 2 7/8% yield to maturity. The initial purchaser of the convertible debentures will have an option to purchase up to an additional $37.5 million of convertible debentures to cover over-allotments.

XL expects to use the net proceeds of the offering of the convertible debentures to fund its purchase of approximately $66.4 million of XL ordinary shares and for general corporate purposes, which may include the repayment of a portion of its outstanding indebtedness, acquisitions and additional share purchases.

As announced earlier today, XL also intends to place up to approximately $500 million of long-term debt. XL expects to use the net proceeds of the placement of the long-term debt for general corporate purposes, which may include the repayment of a portion of its outstanding indebtedness, acquisitions and additional purchases of outstanding ordinary shares. Any such additional purchases from the proceeds of the convertible debentures or the long-term debt will be determined based upon prevailing market conditions.

XL Capital Ltd, through its operating subsidiaries, is a leading provider of insurance and reinsurance coverages and financial products to industrial, commercial and professional service firms, insurance companies, and other enterprises on a worldwide basis. As at June 30, 2001, XL had consolidated assets of approximately $18.7 billion and consolidated shareholders' equity of approximately $5.7 billion. More information about XL is available on www.xlcapital.com.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any of the convertible debentures or any other securities, nor will there be any sale of the convertible debentures or any other securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The convertible debentures will be issued in reliance on the exemption from the registration requirements provided by Rule 144A. None of the convertible debentures or the underlying ordinary shares have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

This press release may contain forward-looking statements which involve inherent risks and uncertainties. Statements that are not historical facts, including statements about XL's beliefs, plans or expectations, are forward-looking statements. These statements are based on current plans, estimates and expectations. Actual results may differ materially from those projected in such forward-looking statements and therefore you should not place undue reliance on them. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements is set forth in XL's most recent report on Form 10-K and XL's other documents on file with the Securities and Exchange Commission. XL undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

                                      # # #